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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                    August 6, 1997
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 327-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On August 6, 1997, Columbia/HCA Healthcare Corporation announced the completion of its merger with Avon, Connecticut-based Value Health, Inc. The transaction was finalized when Columbia purchased the outstanding shares of Value Health common stock for $20.50 per share.

        On August 7, 1997, Columbia/HCA Healthcare Corporation's Chairman and Chief Executive Officer, Thomas F. Frist, Jr., M.D., announced certain planned changes in the Company's business approach.


ITEM 7. EXHIBIT

        Exhibit 20.1 Copy of the press release relating to the completion of the Value Health, Inc. merger, dated August 6, 1997.

        Exhibit 20.2 Copy of the press release relating to the announced planned changes in the Company's business approach, dated August 7, 1997.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ STEPHEN T. BRAUN
-----------------------------------------
Stephen T. Braun
Senior Vice President and General Counsel

DATED:  August 7, 1997